SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 30, 2008

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Not applicable.

(e)           Pacific Ethanol, Inc. (the “Company”) entered into First Amendments to Amended and Restated Executive Employment Agreements (“Amendments”), effective as of December 30, 2008, with each of Neil M. Koehler, Joseph W. Hansen, John T. Miller and Christopher W. Wright, each of which Amendments amended each Employment Agreement between each of those executive officers and the Company each dated December 14, 2007, except for Mr. Hansen, whose Employment Agreement is dated December 11, 2007.  Mr. Koehler is the Company’s President and Chief Executive Officer, Mr. Hansen is the Company’s Chief Financial Officer, Mr. Miller is the Company’s Chief Operating Officer, and Mr. Wright is the Company’s Vice President, General Counsel and Secretary.

A description of each executive officer’s Employment Agreement is set forth in the Company’s Current Report on Form 8-K for December 11, 2007 filed with the Securities and Exchange Commission on December 17, 2007 and such descriptions are incorporated herein by this reference.

The Amendments amend the Employment Agreements primarily in order to bring them into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and guidance thereunder and any state law of similar effect.

The Amendments amend the Employment Agreements in the following respects:

•
Disability.  Under each Amendment, the Company may terminate the executive’s employment and the Employment Agreement if, by reason of physical or mental incapacity, the executive is prevented from performing his duties and the executive satisfies all requirements necessary to receive benefits under the Company’s long-term disability plan due to a total disability.  Previously under each Employment Agreement, the Company was entitled to terminate the executive’s employment and the Employment Agreement if the executive became incapacitated and was incapable of performing his duties, which incapacity was certified by a qualified medical doctor.

•
Deferred Compensation.  Under each Amendment, the deferred compensation provisions in the Employment Agreement have been amended and restated to provide certain technical amendments and provisions in order to better comply with Section 409A of the Code.

•
Limitation on Payments.  Under each Amendment, the executive is no longer entitled to elect a different order of reduction in payments or benefits constituting “parachute payments” under Section 280G of the Code and any such reductions shall only occur in the following order:  reduction of cash payments, cancellation of accelerated vesting of stock awards, and reduction of employee benefits.  Previously under each Employment Agreement, the executive was entitled to elect a different order of payment reduction, provided that such election was subject to Company approval if made on or after the date on which the event that triggers the “parachute payment” occurred.

The description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Form of First Amendment to Amended and Restated Executive Employment Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Shell company transactions.

Not applicable.

(d)           Exhibits.

Number	Description

10.1	Amended and Restated Executive Employment Agreement dated December 11, 2007 by and between Pacific Ethanol, Inc. and Neil M. Koehler (1)

10.2	Executive Employment Agreement dated December 11, 2007 by and between Pacific Ethanol, Inc. and Joseph W. Hansen (1)

10.3	Amended and Restated Executive Employment Agreement dated December 11, 2007 by and between Pacific Ethanol, Inc. and John T. Miller (1)

10.4	Amended and Restated Executive Employment Agreement dated December 11, 2007 by and between Pacific Ethanol, Inc. and Christopher W. Wright (1)

10.5	Form of First Amendment to Amended and Restated Executive Employment Agreement by and between Pacific Ethanol, Inc. and each of the executive officers thereof (2)
_____________

(1)
Filed as an exhibit to Current Report on Form 8-K of Pacific Ethanol, Inc. for December 11, 2007 filed with the Securities and Exchange Commission on December 17, 2007 and incorporated herein by this reference.

(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PACIFIC ETHANOL, INC.

Date: December 30, 2008	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright, Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.5	Form of First Amendment to Amended and Restated Executive Employment Agreement by and between Pacific Ethanol, Inc. and each of the executive officers thereof